Developing Well- Differentiated Antibiotics to Meet Medical Needs Cempra Corporate Presentation Prabhavathi Fernandes, Ph.D. June 2013 Exhibit 99.1

Forward Looking Statement

This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; our dependence on the success of Solithromycin and
TAKSTA; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our anticipated capital expenditures and our estimates regarding our capital requirements; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including Solithromycin and TAKSTA; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry; innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

Highlights
Cempra is developing two highly differentiated antibiotics
Safe antibiotics with oral and intravenous formulations and the right spectrum of activity that are differentiated have historically been blockbuster products, e.g. Biaxin®, Z-Pak®, Cipro®,
Levaquin®, Amoxacillin
Large market opportunity - Global antibiotic sales in multibillions
Recurring and significant need for new treatments due to resistance and tolerability issues
Strong management team with extensive successful experience
Azactam, Biaxin, Tosufloxacin, Fidaxomicin, Cefdinir, Viread, Abelcet, others.

Solithromycin  -
Potent 4   generation macrolide
First Oral and IV macrolide for
monotherapy in CABP
Suspension for pediatrics
Potential for broad pediatric use
TAKSTA –
Long history of use in EU for Prosthetic Joint Infections (PJI)
US development for oral, long-term
treatment of PJI to replace long-term
IV and multiple surgeries
Exclusivity – Patent  issued & Hatch
Waxman & GAIN expected
th

Recent Corporate Developments
Solithromycin clinical development update
Phase 3 Oral, CABP study - enrolling — data expected in mid 2014
Phase 3 ready for Intravenous-oral step down study – initiation expected in 4Q 13
Phase 2 study in bacterial urethritis/gonorrhea – 100% successful cure in patients with culture proven gonorrhea
BARDA (HHS) funding drug development for Solithromycin - potential for 5 years for bioterror infections, pediatric and special population to regulatory approval
Partnership—Japan market for solithromycin exclusively licensed to Toyama, subsidiary of FUJIFILM Holdings Corp.
TAKSTA clinical development update
Phase 2 PJI study enrolling – interim data expected by EOY 2013
Loading dose patent issued- May 2013
Regulatory development: The GAIN Act
Provides patent term extension for new antibacterials
Priority review for Qualified Infectious Disease Product

Product Indication Formulation Preclinical Phase 1 Phase 2 Phase 3
CEM-101
(Solithromycin)
Community
Acquired Bacterial
Pneumonia (CABP)
Oral
IV-to-Oral
Oral Suspension/
Pediatric
Biodefense
Animal Rule
Urethritis
Oral
TAKSTA
Fusidic Acid
Acute and Chronic
Treatment of Staph
(MRSA)
Oral – Chronic
Prosthetic Joint
Infections
Oral – ABSSSI
Oral Suspension/
Pediatric
Cempra’s Antibiotic Portfolio

Planned
4Q 2013
Phase 3
ready
TM

Solithromycin (CEM-101)

Pneumococcal infections cause more deaths per year in U.S. than breast or prostate cancer
Xu. et al. Deaths: Final Data for 2007. Natl Vital Stat Rep. 2010; 58: 1-51.
Forecasts of increases in respiratory disease incidence in  growing numbers of COPD and asthma patients
Drug Discovery News, May 2012.
A Next Generation Macrolide For Respiratory Tract
Infections, Including CABP, in Phase 3

Current and Future Treatment of CABP 7 Indication Treatment Implication Hospital/IV 7–10 days A Fluoroquinolone or Ceftriaxone plus Azithromycin

Developing Differentiated Antibiotics
in a Large Market to Meet Increasing Need
Macrolides are the most widely prescribed
treatment for CABP and other RTIs- > 60% of
market
Global Antibiotic Sales in 2009
Total $42B
At least 40% of pneumococci in the U.S.
are resistant to azithromycin (Z-Pak).
Jones RN. DMID 2013, 75: 107-109
Pneumococcal resistance rate in
China – 96.4%.
Kim,
SH,
AAC. 2012; 56: 1418-1426.
Pneumococcal pneumonia is
the No. 1 cause of death from
an infection
From B. Hamad, IMS Health, Nature Drug Discovery, 2010, 9: 675-676.

$11.9B
$11.5B
$7.1B
$4.8B
$4B
$2.6B
Cephalosporins
beta-lactams
Fluoroquinolones
Macrolides
Other antibacterials
Tetracyclines /
aminoglycosides
Resistance
Adverse events/lack of tolerability
Inappropriate spectrum
Lack of IV-oral – step-down treatment
Lack of pediatric dosing formulation
Broad spectrum of activity
Good safety
Excellent tissue/intracellular distribution and anti-
inflammatory activity
Increasing need for new antibiotics driven by:

Gram
Positive
Negative
Positive
Atypical
Atypical
Atypical
Organisms
Solithromycin Azithromycin Cephalosporin Fluoroquinolone
Solithromycin – Spectrum of Activity
that Addresses CABP Pathogens
Solithromycin (CEM-101) has class leading potency and spectrum in vitro against CABP pathogens

Interacts with bacterial ribosome at three sites – resistance could only occur if mutations occur at three distinct sites
Streptococcus
pneumoniae
Haemophilus
influenzae
Staphylococcus
aureus
Legionella
pneumophila
Mycoplasma
pneumoniae
Chlamydophila
pneumoniae

First Generation Macrolide
Second Generation Macrolide
In vitro activity is
similar. Better PK, acid
stable, fewer GI effects
Third Generation Macrolides, “Ketolides”
More potent than 2
nd
generation macrolides
Active against macrolide-resistant strains,
2 binding sites, acid stable, good PK, better
tissue distribution
Telithromycin – major adverse events
Others have failed –
no other new macrolides
Resistance is now widespread
Fourth Generation Macrolide, Fluoroketolide
More potent than 3
rd
generation macrolides
Active against 1
st
, 2
nd
and 3
rd
generation
macrolide-resistant strains, 3 ribosomal
binding sites, extended spectrum, good PK
and tissue distribution, intravenous and
oral dosing
Effective in Phase 2 oral and well-tolerated
Solithromycin
History of Macrolide Development

Solithromycin – Comparable Efficacy and
Favorable Safety to Levaquin – Oral Phase 2 Trial
Randomized 132 patients received either:
Solithromycin (800 mg day 1, 400 mg days 2–5) or
Levofloxacin (750 mg days 1–5)

*Early Clinical Response
Proposed by FDA, November 2011 for future
CABP trial design
Solithromycin demonstrated a favorable safety and tolerability profile, with a lower incidence of AEs than Levaquin
Population
Solithromycin Levofloxacin
Success Rate, % Success Rate, %
Early Clinical Response in ITT*
72.3 71.6
Success at TOC in ITT
84.6 86.6
Success at TOC in mITT
77.8 71.4

Solithromycin – Intravenous Development
First Injectable Macrolide in 20 Years
Intravenous macrolides have not been developed because of safety and tolerability issues
– FDA interest in IV dose – Allows enrollment of PORT III – IV patients
Intravenous and oral formulation could allow:
– Pharmacoeconomic advantage - Flexibility for initiating treatment in hospital and step-down oral therapy
Phase 3 intravenous – oral  expected to start 4Q 2013
– 400 mg dose up to 7 days

High plasma levels after IV
administration to address
the most resistant bacteria
Well-tolerated
No QT effects
0 4 8 12 16 20 24
Time (h)
10000
1000
100

400 mg IV
400 mg Oral

Solithromycin: Phase 3 CABP Studies

Two Phase 3 trials for NDA
–
–
FDA CABP guidance published – design and size consistent with guidance
Phase 3 Oral protocol discussed and approved by FDA
Phase 3 oral, initiated in December 2012 – enrolling
–
–
–
EOP2 meeting results expected to be announced in 2Q 2013
Comparator Avelox (moxifloxacin) – a fluoroquinolone that is used worldwide at same dose
Global study – Plan to enroll ~800 patients
Top Line results  expected  in mid 2014
Phase 3 study 1: Oral study currently enrolling
Phase 3 study 2: Intravenous- to step down oral, planned 4Q 2013

Solithromycin’s Broad Use Potential

HAP, Simple RTI’s, Pharyngitis, Sinusitis, Bronchitis,
Acute Exacerbation of Chronic Bronchitis (AECB)
Respiratory Tract Infections (RTI):
Antibacterial & Anti-inflammatory:
COPD, Cystic fibrosis, Panbronchiolitis
Special
Populations
BARDA funded
Pediatrics and Pregnancy
No pediatric drug with broad potential in
development
Infections in pregnancy- neonatal sepsis
Infections in Utero - Premature, Cerebral palsy, Autism
Spectrum, safe, oral and
IV drug needed urgently.
Congress mandated
development for unmet
need
Large and chronic use
markets
Decreases corticosteroid
dependence
No. 1 reason to
go to the doctor
Largest use of
antibiotics
Biodefense
BARDA funded
Multiple unidentified pathogens
Anthrax, Tularemia
Sexually
transmitted
diseases
Oral protection, safe,
stable. Addressing
intracellular pathogens
Genital Infections
Major public health crisis – Multi drug resistance, no oral
therapy. Most common  reportable infectious diseases
Primary cause of infertility in white women
Infertility, PID
Gonorrhea - The second
most common reportable
infectious disease
Chlamydia – Most common
infectious disease
GI & others
Helicobacter gastritis, Campylobacteria, tick and insect
borne diseases,  diarrhea, and ophthalmic drops
Primary
Indication
CABP
Gastritis/stomach cancer,
diarrhea. Malaria prophylaxis
and treatment, typhus, Lyme,
Other infections
Opthalamic
Licensing
opportunity
Other infections
Helicobacter gastritis, Campylobacteria, tick and insect
borne diseases,  diarrhea, and ophthalmic drops

Exclusive license in Japan to Toyama Chemical Co., Ltd. – subsidiary of FUJIFILM
Total antibiotic market in Japan in approximately $4B – The second largest antibiotic market. Japan macrolide sales are > $700MM (IMS)
Partnered for Development

Global Development Program
North America
Europe & ROW
Toyama is a leading antibacterial company in Japan
– Currently markets antibacterials for adults and pediatrics
Toyama will commit significant resources to solithromycin development and commercialization
– Upfront: $10MM, milestones: $60MM
– Double digit royalties, subject to reaching sales/contract levels
Japan

BARDA Contract  Could Expand Future Indications

BARDA contract mitigates development risk, while expanding possible indications to include biothreat pathogens, pediatrics and special populations
BARDA contract is for a two base year period with guaranteed funding of $17.7 million and is extendable up to five years bringing the potential value of the total contract to $58 million.
NDA
NDA
Adult Approval
Potential
Pediatric
Approval
Biodefense
Approval
1
2
Earlier access to a treatment for a range of
biothreat pathogens for all populations
including pregnant/nursing women and
children in 3 years
Pediatric Drug Development
Required by Law. FDASIA  Jan
2013, extension to PREA
Safe and effective drugs for
pediatrics and in pregnancy are
urgently needed
Pediatricians, Ob/Gyn familiar
with macrolides
Additional 6 months exclusivity
NDA
Ph 3 oral – Adult CAP
Ph 3 IV-Oral– Adult CAP
Ph 1– Pediatrics
Animal Rule Studies

Expanding Solithromycin Use: Gonorrhea
Studies
Intramuscular ceftriaxone current
treatment
Cephalosporin allergic patients – No
good options
No oral drug to treat partners
Major public health crisis
Phase 2, Culture negative cure in
100% (all body sites) of evaluable
patients
No other new antibiotic is in clinical
development – the second most
common communicable disease
Could meet a major public health
need – Phase 3 ready

AUGUST 7, 2012
Feds eye new strategies as gonorrhea fears rise
By Cheryl Wetzstein. Faced with evidence that anti-
gonorrhea drugs are slowly losing their effectiveness,
the federal government is poised to announce new
treatment guidelines later this week to combat the long-
dreaded sexually transmitted disease
Oral Cephalosporins No Longer a Recommended
Treatment for Gonooccal Infections
Gonococcal Surveillance project, US. 2006-2011.
2006 2007* 2008* 2009 2010 2011 †
0
0.5
1.0
1.5
2.0
2.5
Cefixime
Ceftriaxone
Year

TAKSTA™ (Fusidic Acid) 18 An Oral Antibiotic for MRSA Infections Being Developed for Chronic Use in Prosthetic Joint Infections in the U.S.

What is TAKSTA™?
TAKSTA
Cempra’s proprietary fusidic acid dosing regimen
Fusidic acid approved in Western Europe, Australia, and other countries
40 years of established safety and efficacy profile in acute and chronic use in staph infections ex-U.S.
Unique structure, no known cross resistance with any other antibiotic
Orally bioavailable
Targeted against gram-positive pathogens, including MRSA –pathogens that causes bone and joint infections requiring long-term treatment
Exclusivity
NCE in the U.S.: Hatch Waxman exclusivity, 5 years obtained by Cempra,  exclusive supply agreement of drug substance –a fermentation product
GAIN Act adds an additional 5 years of data exclusivity – A minimum of 10 years of data exclusivity or 12 years if Orphan
Loading dose patent Protects U.S. Market Exclusivity to 2029 + patent term extension

Current and Future Treatment of Prosthetic
Joint Infections

IV and Oral Antibiotics – 4–6 Weeks
Debride
and Treat
Surgery
Spacers In
Surgery New
Prosthesis Inserted
Cempra’s
trial
Debride, IV
Vancomycin
for 1–7 Days
Oral Fusidic
Acid Plus Oral
Rifampin for
6–12 Months
Two-stage
Revision
Current U.S.
Treatments
Surgery
Sterile Joint
Potential for cost savings, surgery decrease,
patient comfort and pharmacoeconomic
advantages gain physician, payor acceptance
Cempra Aims To Bring The Lower Cost, More
Effective European PJI Treatment Paradigm to the US
Orthopedic
Surgery

TAKSTA Activity Against MRSA in the US
– Phase 2 Study ABSSSI Study

Data from 155-patient Phase 2 trial demonstrates
efficacy and safety in ABSSSI
Comparable efficacy
to Zyvox (linezolid)
Linezolid is contra-indicated in those on SSRIs and not available for chronic use
End of Phase 2 meeting for ABSSSI with FDA completed
Cempra’s proprietary loading dose regimen - U.S.
patent no. 8,450,300. Issued May 2013
Novel dosing regimen of fusidic acid1500 mg BID loading
dose followed by 600 mg BID maintenance dose
Loading dose regimen validated – no resistance, well
tolerated  in Phase 2 study
500 mg Q8h
1500 mg Q12h on Day 1 x 2 doses
followed by 600 mg Q12h
0
20
40
60
80
100
120
European dosing
Cempra’s loading dose
0 24 48 72 96 120
Time (hrs)

Osteomyelitis/Prosthetic Joint Infection
Opportunity
Growing need for oral therapies
to address MRSA infections in bone
and joint infections
-
Intravenous
vancomycin/daptomycin
treatment for 4–6 weeks is used
currently – with many patients
requiring life-long treatment and
replacement prosthesis
Fusidic acid is used ex-US as a safe,
oral and effective antibiotic to eliminate
the need for IV therapy and decrease
the need for replacing the prosthesis

Total Prosthetic Joint Infections
1990–2004 (Kurtz et al.)
N Engl J Med. 2009; 361: 787-794.
0
1000
2000
3000
4000
5000
6000
7000
Infected total knee
arthroplasty
Infected total hip
arthroplasty
Cempra is developing fusidic acid in a new proprietary dosing regimen for  long term use in PJI in the U.S.

PJI Facts:
200,000 Hip Replacements; 550,000 Knee Replacements in 2007 (3% increase/yr)
1% of hips and 2% of knees develop PJI's
Total Joint and Hardware Procedures – 3,286,000/year
a,b
Potential use in osteomyelitis, septic arthritis, and diabetic foot
TAKSTA for Chronic Use in Prosthetic Joint
Device  (PJI) Infections
Two compassionate use cases of bone/prosthesis infections in North America

a
Life Science Intelligence market research report. U.S. Markets for Large Replacement Technologies in 2012. March, 2012.
b
Life Science Intelligence market research report. U.S. Markets for Small Joint Implants and Hardware for the Extremities. January, 2012.
Cempra’s Phase 2 study, initiated in December 2012 - enrolling
• Efficacy is  comparable
to linezolid
• Useful for oral chronic
use in all patient
populations
Safety
TAKSTA
Linezolid

Projected Milestones
2013 Milestones
2Q 13: Partnered in Japan – Part of global development program
2Q 13: BARDA partnership for Pediatrics, Special populations and biodefense
2Q 13: Loading dose patent for TAKSTA issued
2Q 13: Solithromycin Phase 2 gonorrhea trial complete; Phase 3 ready
2Q 13: EOP2 FDA meeting minutes for NDA requirements
4Q 13: Solithromycin initiation of Phase 3 IV-to-Oral CABP Trial
EOY 13: TAKSTA interim Phase 2 Prosthetic Joint Infection results
2014 Milestones
Mid 2014: Solithromycin Phase 3 Oral CABP data expected

Cash & Equivalents (at 3/31/13)
$60M*
Long-Term Debt (at 3/31/13)
$9.9M
Shares Outstanding (5/31/13)
24.9M
Market Capitalization (5/31/13)
$200M
Capitalization

* Does not include the upfront payment of $10MM from Toyama Chemical Co. Ltd.

Proven Management Team

Gary Horwith, MD
EVP Regulatory
Carl Foster
EVP Business Development
Mark Hahn, CPA
CFO
David Oldach, MD
SVP Clinical
Prabhavathi Fernandes, PhD
President & CEO
David Pereira, PhD
SVP Chemistry
Azactam (aztreonam)
Biaxin (clarithromycin)
Dificid (fidaxomicin)
Plenaxis (abarelix)
Zavesca (miglustat)
OncoVax
Prilosec (omeprazole)
IPO and M&A
Athenix-Bayer CropScience
Charles & Colvard (CTHR)
E&Y
S, aureus vaccine
Abelcet
Viread
GS-9190
Combinations against HCV
Injectable Penicillins
Dobutamine HCl Injection
Ranitidine Injection